FORM 8-K



                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                December 30, 1997
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)




                  Metric Partners Growth Suite Investors, L.P.
                  --------------------------------------------
                          (Exact name of registrant as
                            Specified in its charter)





              0-17660              California             94-3050708
              -------              ----------             ----------
           (Registration         (State or Other        (IRS Employer
               File              Jurisdiction of        Identification
              Number)             Incorporation)            Number)








           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage and ultimately sell all-suite, extended-stay hotels operated under franchise licenses from Residence Inn by Marriott, Inc. In the normal course of its business, the Registrant sold the Residence Inn -Ontario in Ontario California; the Residence Inn - Columbus (East) in Columbus, Ohio; the Residence Inn - Fort Wayne in Fort Wayne, Indiana; the Residence Inn-Indianapolis in Indianapolis, Indiana; the Residence Inn Lexington in Lexington, Kentucky; the Residence Inn - Louisville in Louisville, Kentucky; the Residence Inn - Winston-Salem in Winston - Salem, North Carolina; and the Residence Inn - Altamonte Springs in Altamonte Springs, Florida (the "Hotels") on December 30, 1997 to an unaffiliated buyer.

TERMS OF ORIGINAL ACQUISITIONS

The Hotels were acquired on the dates and at costs (including financing) presented in the table below. Cash Investment includes the cash payment to seller as well as property upgrade costs, franchise fees, acquisition fees and other miscellaneous costs. The Hotels were financed at the amounts shown and the proceeds from certain of the loans were net of discounts to the lenders. Furthermore, loan fees and costs were incurred.

                                                  Financing
                                       -------------------------------
                                                     Fees     Discount
                               Cash                   and      to the
 Residence Inn      Date    Investment     Loan      Costs     Lender       Total
 -------------      ----    ----------     ----      -----     ------       -----
Ontario            4/29/88  $7,998,000  $9,000,000  $113,000      n/a   $17,111,000
Columbus (East)    6/17/88  $3,282,000  $2,710,000   $44,000  $177,000   $6,213,000
Fort Wayne         6/17/88  $3,525,000  $2,840,000   $46,000  $185,000   $6,596,000
Indianapolis       6/17/88  $4,292,000  $3,295,000   $53,000  $215,000   $7,855,000
Lexington          6/17/88  $3,954,000  $3,205,000   $52,000  $209,000   $7,420,000
Louisville         6/17/88  $4,753,000  $3,700,000   $60,000  $242,000   $8,755,000
Winston Salem      6/17/88  $3,905,000  $3,250,000   $52,000  $212,000   $7,419,000
Altamonte Springs  3/16/90  $4,826,000  $6,750,000  $186,000  $898,000  $12,660,000

The purchase price to seller on the Residence Inn - Ontario was subject to an increase of $900,000 based on operational performance of the hotel in 1990. However, the required operational performance was not met and no additional purchase price was paid.

The seller of the Residence Inn - Ontario guaranteed certain returns to the registrant through April 29, 1991 up to a maximum of $775,000. The full amount of the $775,000 was paid to the Registrant.

The seller of the Residence Inns - Columbus East, Fort Wayne, Indianapolis, Lexington, Louisville, and Winston Salem guaranteed certain returns to the Registrant through June 17, 1991 up to a maximum of $960,000 for these six hotels. The full amount of the $960,000 was paid to the Registrant.

The seller of the Residence Inn - Altamonte Springs guaranteed certain returns to the Registrant through March 15, 1993 up to a maximum of $350,000. The full amount of the $350,000 was paid to the Registrant.

TERMS OF DISPOSITIONS AND FINANCINGS

The Registrant sold the Hotels on December 30, 1997. The sales information is presented in the table below. The outstanding balances on the loans on the Residence Inns - Ontario and Altamonte Springs were paid off on December 30, 1997, the date of sale. The outstanding balances on the remaining loans, which were all due to the same lender, were paid off on January 2, 1998 and a pre-payment penalty was paid on these six notes pursuant to the loan agreements.

                                                                         Net
                     Sales        Expenses       Loan     Pre-Payment   Sales
  Residence Inn      Price        of Sale       Balance     Penalty    Proceeds
  -------------   --------------------------------------------------------------
Ontario           $12,511,000   ($176,000)   ($9,000,000)       n/a   $3,335,000
Columbus (East)     4,832,000     (66,000)    (2,634,000)   (63,000)   2,069,000
Fort Wayne          5,011,000     (63,000)    (2,761,000)   (65,000)   2,122,000
Indianapolis        5,261,000     (66,000)    (3,203,000)   (76,000)   1,916,000
Lexington           7,129,000     (96,000)    (3,115,000)   (74,000)   3,844,000
Louisville         10,064,000    (133,000)    (3,597,000)   (85,000)   6,249,000
Winston Salem       5,830,000     (85,000)    (3,159,000)   (75,000)   2,511,000
Altamonte Springs   8,862,000    (171,000)    (6,350,000)       n/a    2,341,000
                  --------------------------------------------------------------
                  $59,500,000   ($856,000)  ($33,819,000) ($438,000) $24,387,000
                  ==============================================================

The Partnership was required by the purchaser, under the terms of the sales contract, not to distribute $7.5 million of the sales proceeds for a period of one year, which amount represents the maximum possible liability of the Partnership for any breach of the sales agreement.


CARRYING AMOUNTS AT DATE OF SALE

At the date of sale, the estimated carrying amounts of the Hotels for financial statement purposes and for tax reporting purposes were as presented in the table below.


     Residence Inn              Financial        Tax
     -------------              ---------        ---
Ontario                        $11,905,000   $11,922,000
Columbus (East)                  4,284,000     4,258,000
Fort Wayne                       4,293,000     4,263,000
Indianapolis                     5,398,000     5,380,000
Lexington                        5,239,000     5,203,000
Louisville                       5,774,000     5,736,000
Winston Salem                    5,247,000     5,207,000
Altamonte Springs                8,370,000     8,347,000
                               -----------   -----------
                               $50,510,000   $50,316,000
                               ===========   ===========

GAIN ON SALES

The estimated gain or loss on sale to be recognized in 1997 is as follows:

     Residence Inn              Financial        Tax
     -------------              ---------        ---
Ontario                        $  430,000    $  413,000
Columbus (East)                   419,000       508,000
Fort Wayne                        590,000       685,000
Indianapolis                     (279,000)     (185,000)
Lexington                       1,720,000     1,830,000
Louisville                      4,072,000     4,195,000
Winston Salem                     423,000       538,000
Altamonte Springs                 321,000       344,000
                               ----------    ----------
                               $7,696,000    $8,328,000
                               ==========    ==========


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements
      Not applicable.

(b)   Pro Forma Financial Information
      Historical financial information and Pro Forma financial information are included herein.

(c)   Exhibits
      Upon their receipt, the Registrant will amend its Form 8-K to include the disposition documents for the abovementioned eight hotel properties.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

                              By:        Metric Realty
                                         an Illinois general partnership
                                         its Managing General Partner

                              By:        SSR Realty Advisors, Inc.
                                         a Delaware corporation
                                         its Managing General Partner

                              By:        /s/ William A. Finelli
                                         -----------------------------
                                         William A. Finelli
                                         Managing Director, Principal Financial
                                         and Accounting Officer of SSR Realty
                                         Advisors, Inc.

                              Date:      January 14, 1998
                                         ----------------

Basis of Presentation

Note 1.
The  Registrant  sold the  Residence  Inn -  Ontario,  Residence  Inn - Columbus
(East), Residence Inn - Fort Wayne, Residence Inn - Indianapolis,  Residence Inn
- Lexington, Residence Inn - Louisville, Residence Inn - Winston Salem and the Residence Inn - Altamonte Springs (the "Hotels") on December 30, 1997. See Item 2 of the Form 8-K for information regarding the dispositions. The pro forma adjustments reflect the distribution of approximately $16.8 million of the net sales proceeds that was made to the partners. Furthermore, accounts related to the Hotels have been eliminated and interest income has been added assuming that the portion of net sales proceeds not distributed to the partners, approximately $7.5 million, will be invested at 5.5% per annum as presented by the pro forma adjustments. See Note 2 below.

Note 2.

The unaudited financial statements present the pro forma balance sheet at September 30, 1997, had the Registrant sold the Hotels on September 30, 1997, and retained $7.5 million of the net proceeds from the sale, and the pro forma statements of operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, had the Registrant sold the Hotels at the beginning of each period presented. The unaudited statements also present the historical figures previously reported in the appropriate Form 10-K and 10-Q reports.

No provision for Federal and state income taxes has been made in the historical or pro forma financial statements because income taxes are the obligation of the partners.

                  METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.
                        a California Limited Partnership

                      PRO FORMA BALANCE SHEETS (UNAUDITED)
                               September 30, 1997

                                                       Pro Forma        As
                                                      Adjustments    Adjusted
                                        Historical     (Note 1)      (Note 2)
                                        ----------     --------      --------

ASSETS

CASH AND CASH EQUIVALENTS              $  3,843,000  $  5,363,000  $  9,206,000
CASH INVESTMENTS                          3,888,000             0     3,888,000
RESTRICTED CASH                             327,000             0       327,000
ACCOUNTS RECEIVABLE                       1,546,000  ($ 1,155,000)      391,000
PREPAID EXPENSES AND OTHER ASSETS           207,000  ($    79,000)      128,000

PROPERTIES AND IMPROVEMENTS              13,906,000             0    13,906,000
ACCUMULATED DEPRECIATION               ($ 5,127,000)            0  ($ 5,127,000)
                                       ------------  ------------  ------------

NET PROPERTIES AND IMPROVEMENTS           8,779,000             0     8,779,000

REAL ESTATE HELD FOR SALE                49,336,000  ($49,336,000)            0
DEFERRED FINANCING COSTS                     33,000  ($    33,000)            0
DEFERRED FRANCHISE FEES                     148,000  ($   118,000)       30,000
                                       ------------  ------------  ------------

TOTAL ASSETS                           $ 68,107,000  ($45,358,000) $ 22,749,000
                                       ============  ============  ============

LIABILITIES AND PARTNERS' EQUITY

ACCOUNTS PAYABLE                       $  1,375,000  ($   946,000) $    429,000
ACCRUED PROPERTY TAXES                      593,000  ($   466,000)      127,000
ACCRUED INTEREST                            295,000  ($   158,000)      137,000
OTHER LIABILITIES                         1,640,000  ($   805,000)      835,000
DEFERRED GAIN ON SALE OF PROPERTY           300,000             0       300,000
NOTES PAYABLE                            42,351,000  ($33,803,000)    8,548,000
                                       ------------  ------------  ------------

TOTAL LIABILITIES                        46,554,000  ($36,178,000)   10,376,000
                                       ------------  ------------  ------------

PARTNERS' EQUITY (DEFICIENCY):
 GENERAL PARTNERS                            59,000             0        59,000
 LIMITED PARTNERS (59,932 units
  outstanding)                           21,494,000  ($ 9,180,000)   12,314,000
                                       ------------  ------------  ------------

TOTAL PARTNERS' EQUITY                   21,553,000  ($ 9,180,000)   12,373,000
                                       ------------  ------------  ------------

TOTAL LIABILITIES AND PARTNERS' EQUITY $ 68,107,000  ($45,358,000) $ 22,749,000
                                       ============  ============  ============

                  METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.
                        a California Limited Partnership

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996

                                                       Pro Forma        As
                                                      Adjustments    Adjusted
                                        Historical     (Note 1)      (Note 2)
                                        ----------     --------      --------

REVENUES:
Hotel operations                       $ 24,610,000  ($20,718,000) $  3,892,000
Interest and other                          435,000       334,000       769,000
                                       ------------  ------------  ------------

Total revenues                           25,045,000  ($20,384,000)    4,661,000
                                       ------------  ------------  ------------

EXPENSES
Hotel operations:
  Rooms                                   4,899,000  ($ 3,969,000)      930,000
  Administrative                          3,101,000  ($ 2,465,000)      636,000
  Marketing                               2,762,000  ($ 2,311,000)      451,000
  Energy                                  1,281,000  ($ 1,042,000)      239,000
  Repair and maintenance                  1,411,000  ($ 1,091,000)      320,000
  Management fees                           916,000  ($   799,000)      117,000
  Property taxes                            738,000  ($   626,000)      112,000
  Other                                     917,000  ($   601,000)      316,000
                                       ------------  ------------  ------------
Total hotel operations                   16,025,000  ($12,904,000)    3,121,000
Depreciation and other amortization       2,933,000  ($ 2,437,000)      496,000
Interest                                  4,350,000  ($ 3,478,000)      872,000
General and administrative                1,216,000  ($   214,000)    1,002,000
                                       ------------  ------------  ------------

Total expenses                           24,524,000  ($19,033,000)    5,491,000
                                       ------------  ------------  ------------

NET INCOME (LOSS)                      $    521,000  ($ 1,351,000) ($   830,000)
                                       ============  ============  ============

NET INCOME (LOSS) PER LIMITED
  PARTNERSHIP ASSIGNEE UNIT            $          8  ($        22) ($        14)
                                       ============  ============  ============

CASH DISTRIBUTIONS PER LIMITED
  PARTNERSHIP ASSIGNEE UNIT            $         68  ($        35) $         33
                                       ============  ============  ============

                  METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.
                        a California Limited Partnership

                            STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1997

                                                       Pro Forma        As
                                                      Adjustments    Adjusted
                                        Historical     (Note 1)      (Note 2)
                                        ----------     --------      --------

REVENUES:
Hotel operations                       $ 18,748,000  ($15,305,000) $  3,443,000
Interest and other                          261,000       267,000       528,000
                                       ------------  ------------  ------------

Total revenues                           19,009,000  ($15,038,000)    3,971,000
                                       ------------  ------------  ------------

EXPENSES:
Hotel operations:
  Rooms                                   3,674,000  ($ 2,947,000)      727,000
  Administrative                          2,140,000  ($ 1,838,000)      302,000
  Marketing                               1,939,000  ($ 1,572,000)      367,000
  Energy                                    887,000  ($   716,000)      171,000
  Repair and maintenance                  1,014,000  ($   800,000)      214,000
  Management fees                           747,000  ($   644,000)      103,000
  Property taxes                            568,000  ($   441,000)      127,000
  Other                                     717,000  ($   483,000)      234,000
                                       ------------  ------------  ------------
Total hotel operations                   11,686,000  ($ 9,441,000)    2,245,000
Depreciation and other amortization       1,621,000  ($ 1,238,000)      383,000
Interest                                  3,248,000  ($ 2,602,000)      646,000
General and administrative                  656,000  ($   175,000)      481,000
                                       ------------  ------------  ------------

Total expenses                           17,211,000  ($13,456,000)    3,755,000
                                       ------------  ------------  ------------

NET INCOME                             $  1,798,000  ($ 1,582,000) $    216,000
                                       ============  ============  ============

NET INCOME PER LIMITED PARTNERSHIP
  ASSIGNEE UNIT                        $         29  ($        25) $          4
                                       ============  ============  ============

CASH DISTRIBUTIONS PER LIMITED
  PARTNERSHIP ASSIGNEE UNIT            $         30  ($        30) $          0
                                       ============  ============  ============